                                                                    Exhibit 31.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, A.F. Petrocelli, certify that:

1.       I have reviewed this report on Form 10-K/A of United Capital Corp.;

2.       Based  on my  knowledge,  this  report  does  not  contain  any  untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances  under which such  statements  were made, not misleading  with respect to the period covered by this report;

3.       Based on my knowledge,  the financial  statements,  and other financial information  included  in this  annual  report,  fairly  present in all material  respects the financial  condition,  results of operations and cash flows of the  registrant as of, and for, the periods  presented in this report;

4.       The  registrant's  other  certifying  officer and I are responsible for establishing  and  maintaining  disclosure  controls and procedures (as defined in  Exchange  Act Rules  13(a)-15(e)  and  15(d)-15(e)  for the
         registrant and have:

         a.       Designed such disclosure  controls and  procedures,  or caused such  disclosure  controls and procedures to be designed under our supervision,  to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         b.       Evaluated the  effectiveness  of the  registrant's  disclosure controls  and  procedures  and  presented  in this  report our conclusions about the effectiveness of the disclosure controls and  procedures,  as of the end of the period  covered by this report based on such evaluation; and

         c.       Disclosed  in  this  report  any  change  in the  registrant's internal control over financial reporting that occurred during
                  the   registrant's   most  recent  fiscal   quarter  that  has
                  materially  affected,  or is  reasonably  likely to materially affect,  the  registrant's  internal  control  over  financial reporting, and

5.       The registrant's other certifying  officer and I have disclosed,  based on our most  recent  evaluation  of  internal  control  over  financial reporting,  to the registrant's auditors and the audit committee of the registrant's  board of directors (or persons  performing the equivalent functions):

         a.       All significant  deficiencies  and material  weaknesses in the
                  design  or  operation  of  internal   control  over  financial
                  reporting   which  are   reasonably   likely  to  affect   the
                  registrant's ability to record, process,  summarize and report financial information; and

         b.       Any fraud,  whether or not material,  that involves management or  other  employees  who  have  a  significant  role  in  the registrant's internal control over financial reporting.

Date: April 28, 2006

                                     By: /s/ A.F. Petrocelli
                                         ---------------------------------------
                                         A.F. Petrocelli
                                         Chairman, President and Chief Executive Officer